UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                  April 4, 2007


                      NORTH ATLANTIC TRADING COMPANY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                333-31931                             13-3961898
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        (Commission File Number)           (IRS Employer Identification No.)

    3029 West Muhammad Ali Boulevard
    Louisville, Kentucky                                            40212
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   (Address of Principal Executive Offices)                       (Zip Code)

                                 (502) 778-4421
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)

       On April 4, 2007, North Atlantic Trading Company, Inc. ("NATC") and North Atlantic Holding Company, Inc., the corporate parent of NATC ("NAHC" and, together with NATC, the "Companies"), entered into a Second Amendment (the "Second Amendment") to the Financing Agreement, dated as of June 16, 2005, by and among NATC, North Atlantic Operating Company, Inc., National Tobacco Company, L.P., National Tobacco Finance Corporation, North Atlantic Cigarette Company, Inc., Stoker, Inc., RBJ Sales, Inc. and Fred Stoker & Sons, Inc., as borrowers (collectively, the "Borrowers"), NAHC, as guarantor, the financial institutions from time to time party thereto as lenders (collectively, the "Lenders"), and Fortress Credit Corp., as agent for the Lenders (the "Agent"). Pursuant to the Second Amendment, the Lenders consented to the appointments of Jack Africk as Chief Executive Officer of NAHC and Lawrence S. Wexler as Chief Executive Officer of NATC, each of which appointments shall become effective as of April 16, 2007, as previously reported. Pursuant to the Second Amendment, the Lenders also consented to the appointment of Jack Africk as Vice Chairman of NAHC's Board of Directors, also effective as of April 16, 2007, so long as he maintains, in such capacity, authority to approve any decision made by Thomas F. Helms, Jr., Executive Chairman of each of the Companies, relating to the nomination and election of members of NAHC's Board of Directors.

       The foregoing summary of certain terms of the Second Amendment is qualified in its entirety by the complete text of the Second Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 8.01   OTHER EVENTS.

       As previously reported, on April 4, 2007, the Companies held a conference call for their investors and other interested parties to discuss their financial results for the year ended December 31, 2006. A transcript of the April 4, 2007 conference call is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

       10.1 Second Amendment to Financing Agreement, dated as of April 4, 2007, by and among North Atlantic Trading Company, Inc., North Atlantic Operating Company, Inc., National Tobacco Company, L.P., National Tobacco Finance Corporation, North Atlantic Cigarette Company, Inc., Stoker, Inc., RBJ Sales, Inc. and Fred Stoker & Sons, Inc., as Borrowers, North Atlantic Holding Company, Inc., as Guarantor, the financial institutions party thereto, as Lenders, and Fortress Credit Corp., as agent for the Lenders.

       99.1 Transcript of Investor Conference Call held by North Atlantic Trading Company, Inc. and North Atlantic Holding Company, Inc. on April 4, 2007.


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



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NORTH ATLANTIC TRADING COMPANY, INC.


                                    By:   /s/ Brian C. Harriss
                                         -------------------------------------
                                    Name:  Brian C. Harriss
                                    Title: Senior Vice President and Chief
                                           Financial Officer


Date: April 10, 2007



















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



                                  EXHIBIT INDEX
                                  -------------

       No.    Description
       ---    -----------

       10.1 Second Amendment to Financing Agreement, dated as of April 4, 2007, by and among North Atlantic Trading Company, Inc., North Atlantic Operating Company, Inc., National Tobacco Company, L.P., National Tobacco Finance Corporation, North Atlantic Cigarette Company, Inc., Stoker, Inc., RBJ Sales, Inc. and Fred Stoker & Sons, Inc., as Borrowers, North Atlantic Holding Company, Inc., as Guarantor, the financial institutions party thereto, as Lenders, and Fortress Credit Corp., as agent for the Lenders.

       99.1 Transcript of Investor Conference Call held by North Atlantic Trading Company, Inc. and North Atlantic Holding Company, Inc. on April 4, 2007.





















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